UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K
/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 6, 2024

GoLogiq, Inc.
(Exact name of registrant as specified in its charter)

NV	333-210544	35-2618297
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Victoria Street Bugis Junction
#15-01/08
, Singapore
188024
(Address of Principal Executive Offices)

+
65
9366 2322
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 4.02(a)  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 9, 2024, GoLogiq, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”), which filing, among other things, cautioned the market not to rely on certain of the Company’s previously issued financial statements. However, the list of Affected Periods, as that term is defined in the Original 8-K, while including the previously issued audited financial statements as of December 31, 2022, did not include the unaudited interim financial statements for the first three quarterly periods of the year ended December 31, 2022. The purpose of this amended filing is to correct that oversight and clarify that the unaudited interim financial statements for the first three quarterly periods of the year ended December 31, 2022 shall be included in the Affected Periods and to restate the Original 8-K in its entirety, without any other changes to the substantive disclosures contained in the Original 8-K, under Item 4.02(a) as follows:

“On February 6, 2024, the Board of Directors (the “Board”) of GoLogiq, Inc. (the “Company”) concluded, after discussion with the Company’s management, that the Company’s previously issued audited financial statements as of December 31, 2022, the unaudited interim financial statements for the first three quarterly periods of the year ended December 31, 2022, as well as the unaudited interim financial statements for the first three quarterly periods of the year ended December 31, 2023, (together, the “Affected Periods”) should be restated and accordingly, should no longer be relied upon. Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Company’s financial results for the Affected Periods should no longer be relied upon.

On January 27, 2022, the Company (then named Lovarra) acquired the AppLogiq/Createapp business from Logiq, Inc. (“Logiq”) and accounted for it as a business combination.  As the Company was a nonoperating public shell corporation at that time, and despite having some intellectual property and a business plan, was not producing any outputs nor generating business revenue and, therefore, did not meet the definition of a business.   Thus, the Company determined that the transaction should not be considered a business combination.  Instead, this type of transaction is considered to be a capital transaction of the legal a cquiree and is equivalent to the issuance of shares by the private entity for the net monetary assets of the public shell corporation (Lovarra) accompanied by a recapitalization.  Any excess of the fair value of the shares issued by the private entity over the value of the net monetary assets of the public shell corporation (Lovarra) is recognized as a reduction to equity.

The Board has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with its current auditor Centurion ZD CPA & Co., the Company’s independent registered public accounting firm, to conduct a re-audit of the affected financial statements.”

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoLogiq, Inc.

Date: February 16, 2024	By:	/s/ Granger Whitelaw
		Name:	Granger Whitelaw
		Title:	Chief Executive Officer

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